Second Quarter Earnings Conference Call November 2, 2017 Quarter Ended September 30, 2017

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) fluctuation in distributor sales could adversely affect our results of operations; and (xxii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. Our acquisition accounting, including the acquisition gains, are preliminary as management continues to evaluate the fair value of the net assets acquired and consideration transferred. In addition, the allocation of the purchase price is based on estimates and assumption that are subject to change with the measurement period. 2

Income Statement Highlights U.S. GAAP (Unaudited) 3 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Gross margin (1),(2) $ 85,076 $ 74,437 $ 46,516 Gross margin as a percentage of net sales 28.2% 27.2% 24.8% Selling, general and administrative (1),(2) $ 42,417 $ 35,631 $ 25,843 SG&A as a percentage of net sales 14.1% 13.0% 13.8% Operating income (loss) (1) $ 31,643 $ 27,784 $ 3,374 Net income (loss) $ 12,849 $ 220,606 $ (4,998) Per basic and diluted share data: Net income (loss) per basic share $ 0.26 $ 4.66 $ (0.11) Net income (loss) per diluted share 0.22 3.82 (0.11) Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 46,590 (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Quarter ended June 30, 2017 results have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold.

Income Statement Highlights Non-GAAP (Unaudited) 4 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Adjusted gross margin (1)(2) $ 85,418 $ 74,747 $ 46,936 Adjusted gross margin as a percentage of net sales 28.3% 27.3% 25.1% Adjusted selling, general and administrative (1),(2) $ 38,900 $ 33,745 $ 22,346 Adjusted SG&A as a percentage of net sales 12.9% 12.3% 11.9% Adjusted operating income (loss) (1) $ 36,902 $ 31,658 $ 17,615 Adjusted net income (loss) $ 26,475 $ 19,242 $ 6,955 Adjusted EBITDA $ 49,918 $ 43,291 $ 26,912 Adjusted EBITDA margin as a percentage of net sales 16.6% 15.8% 14.4% Per share data: Adjusted net income (loss) - basic $ 0.53 $ 0.41 $ 0.15 Adjusted net income (loss) - diluted $ 0.45 $ 0.33 $ 0.13 Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 53,834 (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Quarter ended June 30, 2017 results have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold.

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365. (Amounts in millions, except DSO and DPO) Sep 2017 Jun 2017 FX Impact Cash, cash equivalents $ 253.7 $ 225.6 $ 0.7 Capital expenditures $ 10.5 $ 7.3 Short-term debt $ 20.4 $ 20.4 Long-term debt 326.4 330.3 Debt (discount)/premium and issuance costs (15.0) (15.5) Total debt $ 331.8 $ 335.2 $ — Equity $ 416.1 $ 385.3 $ 8.0 Net working capital (1) $ 200.8 $ 193.7 $ 4.2 Days in receivables (DSO) (2) 42 46 Days in payables (DPO) (3) 58 63 5

LTM Operating Income Margins U.S. GAAP (Unaudited) 6 10.0% 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 4.0% 4.6% 4.6% 6.3% 8.5%

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 7 16.0% 15.5% 15.0% 14.5% 14.0% 13.5% 13.0% Sep 2016 Dec 2016 Mar 2017 Jun 2017 Sep 2017 13.3% 13.6% 13.9% 14.7% 15.3%

Adjusted Gross Margin - GAAP Reconciliation Solid Capacitors (Unaudited) 8 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net sales $ 191,267 $ 182,119 $ 142,641 Gross margin (U.S. GAAP) (1) 66,408 62,245 44,008 Gross margin as a percentage of net sales 34.7% 34.2% 30.9% Adjustments: Stock-based compensation expense 233 213 221 Adjusted gross margin (non-GAAP) $ 66,641 $ 62,458 $ 44,229 Adjusted gross margin as a percentage of net sales 34.8% 34.3% 31.0% (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Gross Margin - GAAP Reconciliation Film & Electrolytics (Unaudited) 9 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net sales (1) $ 47,901 $ 47,537 $ 44,667 Gross margin (U.S. GAAP) (1) 3,695 4,957 2,508 Gross margin as a percentage of net sales 7.7% 10.4% 5.6% Adjustments: Stock-based compensation expense 109 97 80 Plant start-up costs — — 119 Adjusted gross margin (non-GAAP) $ 3,804 $ 5,054 $ 2,707 Adjusted gross margin as a percentage of net sales 7.9% 10.6% 6.1% (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Gross Margin - U.S. GAAP Electro-magnetic, Sensors & Actuators(1) (Unaudited) 10 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Net sales $ 62,303 $ 44,344 Gross margin (2) 14,973 7,235 Gross margin as a percentage of net sales 24.0% 16.3% (1) Electro-magnetic, Sensors & Actuators ("MSA") is a new segment which is comprised of TOKIN's electro-magnetically compatible materials and components, Piezo materials and actuators and various types of sensors acquired in connection with the TOKIN acquisition on April 19, 2017. (2) Quarter ended June 30, 2017 results have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to certain segments. Additionally, a portion of the allocation within the segments was allocated to costs of goods sold.

Sales Summary - Q2 FY2018 (Unaudited) 11 INDUSTRY Telecom: 14% Computer: 21% Consumer: 15% Ind/Light: 27% Automotive: 14% Def: 4% Med: 5% CHANNEL Distributors: 36% EMS: 15% OEM: 49% PRODUCT LINE TA: 41% CE: 22% F&E: 16% MSA: 21% REGION Americas: 20% EMEA: 22% JPKO: 15% APAC: 43%

Appendix

Adjusted Gross Margin Non-GAAP (Unaudited) 13 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net Sales $ 301,471 $ 274,000 $ 187,308 Gross Margin (U.S. GAAP) (1)(2) $ 85,076 $ 74,437 $ 46,516 Gross margin as a percentage of net sales 28.2% 27.2% 24.8% Adjustments: Stock-based compensation expense 342 310 301 Plant start-up costs — — 119 Adjusted gross margin (non-GAAP) $ 85,418 $ 74,747 $ 46,936 Adjusted gross margin as a percentage of net sales 28.3% 27.3% 25.1% (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Quarter ended June 30, 2017 results have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold.

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 14 For the Quarters Ended (Amounts in thousands, except percentages) Sep 2017 Jun 2017 Sep 2016 Net sales $ 301,471 $ 274,000 $ 187,308 Selling, general and administrative expenses (U.S. GAAP) (1)(2) $ 42,417 $ 35,631 $ 25,843 Selling, general, and administrative as a percentage of net sales 14.1% 13.0% 13.8% Less adjustments: ERP integration/IT transition costs — — 1,783 Stock-based compensation expense 1,142 745 754 Legal expenses/fines related to antitrust class actions 2,375 1,141 766 TOKIN investment-related expenses — — 194 Adjusted selling, general and administrative expenses (non- GAAP) $ 38,900 $ 33,745 $ 22,346 Adjusted selling, general, and administrative as a percentage of net sales 12.9% 12.3% 11.9% (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (2) Quarter ended June 30, 2017 results have been reclassified to conform to the current period presentation where certain regional SG&A amounts have been allocated to costs of goods sold.

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 15 For the Quarters Ended (Amounts in thousands) Sep 2017 Jun 2017 Sep 2016 Operating income (loss) (U.S. GAAP) (1) $ 31,643 $ 27,784 $ 3,374 Adjustments: Restructuring charges 1,393 1,613 3,998 Legal expenses related to antitrust class actions 2,375 1,141 766 Stock-based compensation expense 1,530 1,101 1,104 Write-down and disposal of long-lived assets (39) 19 6,277 ERP integration/IT transition costs — — 1,783 TOKIN investment-related expenses — — 194 Plant start-up costs — — 119 Adjusted operating income (loss) (non-GAAP) $ 36,902 $ 31,658 $ 17,615 (1) Quarter ended September 30, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except percentages and per share data) Sep 2017 Jun 2017 Sep 2016 Net income (loss) (U.S. GAAP) $ 12,849 $ 220,606 $ (4,998) Adjustments: Equity (income) loss from TOKIN (224) (75,417) (181) Acquisition Gain (1,285) (135,588) — Net foreign exchange (gain) loss 1,891 5,043 (724) Restructuring charges 1,393 1,613 3,998 Legal expenses related to antitrust class actions 10,327 1,141 766 Stock-based compensation expense 1,530 1,101 1,104 (Gain) loss on early extinguishment of debt — 486 — Amortization included in interest expense 664 460 188 Income tax effect of non-U.S. GAAP adjustments (1) (631) (222) 29 Write-down and disposal of long-lived assets (39) 19 6,277 Change in value of TOKIN option — — (1,600) ERP integration/IT transition costs — — 1,783 TOKIN investment-related expenses — — 194 Plant start-up costs — — 119 Adjusted net income (loss) (non-GAAP) $ 26,475 $ 19,242 $ 6,955 Adjusted net income (loss) per share - basic $ 0.53 $ 0.41 $ 0.15 Adjusted net income (loss) per share - diluted $ 0.45 $ 0.33 $ 0.13 Adjusted EBITDA (non-GAAP) $ 49,918 $ 43,291 $ 26,912 Weighted avg. shares - basic 49,819 47,381 46,590 Weighted avg. shares - diluted 58,409 57,731 53,834 16 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 17 For the Quarters Ended (Amounts in thousands) Sep 2017 Jun 2017 Sep 2016 Net income (loss) (U.S. GAAP) $ 12,849 $ 220,606 $ (4,998) Interest expense (income), net 7,270 10,894 9,904 Income tax expense (benefit) 2,880 1,150 830 Depreciation and amortization 13,326 12,243 9,440 EBITDA (non-GAAP) 36,325 244,893 15,176 Excluding the following items: Equity (income) loss from equity method investments (224) (75,417) (181) Acquisition Gain (1,285) (135,588) — Net foreign exchange (gain) loss 1,891 5,043 (724) Restructuring charges 1,393 1,613 3,998 Legal expenses related to antitrust class actions 10,327 1,141 766 Stock-based compensation expense 1,530 1,101 1,104 (Gain) loss on early extinguishment of debt — 486 — Write-down and disposal of long-lived assets (39) 19 6,277 Change in value of TOKIN option — — (1,600) TOKIN investment-related expenses — — 194 Plant start-up costs — — 119 ERP integration/IT transition costs — — 1,783 Adjusted EBITDA (non-GAAP) $ 49,918 $ 43,291 $ 26,912

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components
KEMET
CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Dec 2015	Mar 2016	Jun 2016	Sep 2016	LTM Sep 2016
Net Sales	$ 177,184	$ 183,926	$ 184,935	$ 187,308	$ 733,353
Net income (loss)	(8,600)	(15,173)	(12,205)	(4,998)	(40,976)
Income tax expense (benefit)	2,760	2,056	1,800	830	7,446
Interest expense, net	9,848	9,925	9,920	9,904	39,597
Depreciation and amortization	9,674	10,160	9,436	9,440	38,710
EBITDA	13,682	6,968	8,951	15,176	44,777
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(700)	—	12,000	(1,600)	9,700
Equity (gain) loss from TOKIN	6,505	11,648	(223)	(181)	17,749
Restructuring charges	1,714	617	688	3,998	7,017
ERP integration costs / IT transition costs	167	859	1,768	1,783	4,577
Stock-based compensation expense	1,154	1,013	1,228	1,104	4,499
Legal expenses related to antitrust class actions	1,300	482	1,175	766	3,723
Net foreign exchange (gain) loss	(1,036)	122	(1,920)	(724)	(3,558)
TOKIN investment-related expenses	225	265	206	194	890
Plant start-up costs	160	319	308	119	906
Plant shut-down costs	231	141	—	—	372
Write-down and disposal of long-lived assets	129	608	91	6,277	7,105
Adjusted EBITDA (non-GAAP)	$ 23,531	$ 23,042	$ 24,272	$ 26,912	$ 97,757
Adjusted EBITDA Margin (non-GAAP)	*13.3%*	*12.5%*	*13.1%*	*14.4%*	*13.3%*

18

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Mar 2016	Jun 2016	Sep 2016	Dec 2016	LTM Dec 2016
Net Sales	**$ 183,926**	**$ 184,935**	**$ 187,308**	**$ 188,029**	**$ 744,198**
Net income (loss)	(15,173)	(12,205)	(4,998)	12,278	(20,098)
Income tax expense (benefit)	2,056	1,800	830	1,810	6,496
Interest expense, net	9,925	9,920	9,904	9,913	39,662
Depreciation and amortization	10,160	9,436	9,440	9,095	38,131
EBITDA	6,968	8,951	15,176	33,096	64,191
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	—	12,000	(1,600)	(6,900)	3,500
Equity (gain) loss from TOKIN	11,648	(223)	(181)	133	11,377
Restructuring charges	617	688	3,998	(369)	4,934
ERP integration costs / IT transition costs	859	1,768	1,783	1,734	6,144
Stock-based compensation expense	1,013	1,228	1,104	1,139	4,484
Legal expenses related to antitrust class actions	482	1,175	766	293	2,716
Net foreign exchange (gain) loss	122	(1,920)	(724)	(2,621)	(5,143)
TOKIN investment-related expenses	265	206	194	204	869
Plant start-up costs	319	308	119	—	746
Plant shut-down costs	141	—	—	—	141
Write-down and disposal of long-lived assets	608	91	6,277	132	7,108
Adjusted EBITDA (non-GAAP)	**$ 23,042**	**$ 24,272**	**$ 26,912**	**$ 26,841**	**$ 101,067**
Adjusted EBITDA Margin (non-GAAP)	*12.5%*	*13.1%*	*14.4%*	*14.3%*	*13.6%*

19

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 20 Fiscal Year (Amounts in thousands, except percentages) 2017 Net Sales $ 757,791 Net income (loss) 47,989 Income tax expense (benefit) 4,290 Interest expense, net 39,731 Depreciation and amortization 37,338 EBITDA 129,348 Excluding the following items (Non-GAAP): Change in value of TOKIN options (10,700) Equity (gain) loss from TOKIN (41,643) Restructuring charges 5,404 ERP integration costs / IT transition costs 7,045 Stock-based compensation expense 4,720 Legal expenses related to antitrust class actions 2,640 Net foreign exchange (gain) loss (3,758) TOKIN investment-related expenses 1,101 Plant start-up costs 427 Write-down and disposal of long-lived assets 10,671 Adjusted EBITDA (non-GAAP) $ 105,255 Adjusted EBITDA Margin (non-GAAP) 13.9%

Adjusted EBITDA Reconciliation

Non-GAAP (Unaudited)

(Amounts in thousands, except percentages)	Quarters Ended Sep 2016	Dec 2016	Mar 2017	Jun 2017	LTM Jun 2017
Net Sales	$ 187,308	$ 188,029	$ 197,519	$ 274,000	$ 846,856
Net income (loss)	(4,998)	12,278	52,914	220,606	280,800
Income tax expense (benefit)	830	1,810	(150)	1,150	3,640
Interest expense, net	9,904	9,913	9,994	10,894	40,705
Depreciation and amortization	9,440	9,095	9,367	12,243	40,145
EBITDA	15,176	33,096	72,125	244,893	365,290
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(1,600)	(6,900)	(14,200)	—	(22,700)
Equity (gain) loss from TOKIN	(181)	133	(41,372)	(75,417)	(116,837)
Acquisition Gain	—	—	—	(135,588)	(135,588)
Restructuring charges	3,998	(369)	1,087	1,613	6,329
ERP integration costs / IT transition costs	1,783	1,734	1,760	—	5,277
Stock-based compensation expense	1,104	1,139	1,249	1,101	4,593
Legal expenses related to antitrust class actions	766	293	406	1,141	2,606
Net foreign exchange (gain) loss	(724)	(2,621)	1,507	5,043	3,205
TOKIN investment-related expenses	194	204	497	—	895
Plant start-up costs	119	—	—	—	119
Write-down and disposal of long-lived assets	6,277	132	4,171	19	10,599
(Gain) loss on early extinguishment of debt	—	—	—	486	486
Adjusted EBITDA (non-GAAP)	$ 26,912	$ 26,841	$ 27,230	$ 43,291	$ 124,274
Adjusted EBITDA Margin (non-GAAP)	*14.4%*	*14.3%*	*13.8%*	*15.8%*	*14.7%*

21

Adjusted EBITDA Reconciliation
Non-GAAP (Unaudited)

Electronic Components KEMET CHARGED.

(Amounts in thousands, except percentages)	Quarters Ended Dec 2016	Mar 2017	Jun 2017	Sep 2017	LTM Sep 2017
Net Sales	$ 188,029	$ 197,519	$ 274,000	$ 301,471	$ 961,019
Net income (loss)	12,278	52,914	220,606	12,849	298,647
Income tax expense (benefit)	1,810	(150)	1,150	7,270	10,080
Interest expense, net	9,913	9,994	10,894	2,880	33,681
Depreciation and amortization	9,095	9,367	12,243	13,326	44,031
EBITDA	33,096	72,125	244,893	36,325	386,439
Excluding the following items (Non-GAAP):					
Change in value of TOKIN options	(6,900)	(14,200)	—	—	(21,100)
Equity (gain) loss from TOKIN	133	(41,372)	(75,417)	(224)	(116,880)
Acquisition Gain	—	—	(135,588)	(1,285)	(136,873)
Restructuring charges	(369)	1,087	1,613	1,393	3,724
ERP integration costs / IT transition costs	1,734	1,760	—	—	3,494
Stock-based compensation expense	1,139	1,249	1,101	1,530	5,019
Legal expenses related to antitrust class actions	293	406	1,141	10,327	12,167
Net foreign exchange (gain) loss	(2,621)	1,507	5,043	1,891	5,820
TOKIN investment-related expenses	204	497	—	—	701
Write-down and disposal of long-lived assets	132	4,171	19	(39)	4,283
(Gain) loss on early extinguishment of debt	—	—	486	—	486
Adjusted EBITDA (non-GAAP)	$ 26,841	$ 27,230	$ 43,291	$ 49,918	$ 147,280
Adjusted EBITDA Margin (non-GAAP)	*14.3%*	*13.8%*	*15.8%*	*16.6%*	*15.3%*

22

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.23

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.   We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations.   In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 24

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 25